Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kaspien Holdings Inc. (the “Company”) on Form 10-Q for the period ending July 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Kunal Chopra, Principal Executive Officer of the Company and Edwin Sapienza, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kunal Chopra	/s/ Edwin Sapienza
Kunal Chopra	Edwin Sapienza
Principal Executive Officer	Chief Financial Officer
September 14, 2021	September 14, 2021